================================================================================

    As filed with the Securities and Exchange Commission on November 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 15, 2000


              Exact name of Registrant as specified
Commission    in its charter, address of principal          State of         I.R.S. Employer
File No.      executive offices, telephone number         Incorporation    Identification No.
1-8349        FLORIDA PROGRESS CORPORATION                   Florida           59-2147112
              One Progress Plaza
              St. Petersburg, Florida 33701
              Telephone (727) 824-6400

1-3274        FLORIDA POWER CORPORATION                      Florida           59-0247770
              One Progress Plaza
              St. Petersburg, Florida 33701
              Telephone (727) 820-5151

The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

================================================================================

Item 5.  Other Events

         In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Annual Report on Form 10-K for the year ended December 31, 2000:

         Florida Progress issued a News Release dated November 15, 2000, reporting a quarterly dividend. A copy of the News Release is filed herewith as
Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)      Description of Exhibit

99                      Florida Progress Corporation News Release dated
                        November 15, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FLORIDA PROGRESS CORPORATION

                                                FLORIDA POWER CORPORATION


                                                By: /s/  Pamela A. Saari
                                                    ------------------------
                                                Pamela A. Saari
                                                Treasurer of each Registrant


Date: November 15, 2000

                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit

99                Florida Progress Corporation News Release dated November
                  15, 2000.




















                                       3